                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 20, 2006
                                                 -------------------------------

                            Finlay Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

               Delaware                  0-25716                  13-3492802
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(State or other jurisdiction           (Commission              (IRS Employer
 of incorporation)                     File Number)          Identification No.)

529 Fifth Avenue, New York, New York                                  10017
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

   [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

   [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

   [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     An Annual Meeting of the Stockholders of the Registrant was held on June
20, 2006, pursuant to notice, at which a proposal to approve an amendment to the
Registrant's 1997 Long Term Incentive Plan (the "1997 Plan") to increase by
275,000 the number of shares of the Registrant's Common Stock available for issuance thereunder, was passed with 5,244,353 votes in favor, 1,752,989 votes against and 605 votes abstaining.

     In May 2006, the Board of Directors of the Registrant, adopted, subject to stockholder approval, an amendment to the 1997 Plan to increase by 275,000 the number of shares of the Registrant's Common Stock available for issuance thereunder.

     The full text of the amendment to the 1997 Plan is filed as Exhibit 10.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    EXHIBIT NO.          DESCRIPTION
    -----------          -----------
    10.1                 Amendment to the Finlay Enterprises, Inc. 1997 Long
                         Term Incentive Plan

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FINLAY ENTERPRISES, INC.

Date:  June 26, 2006                    By: /s/ Bruce E. Zurlnick
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                                            Bruce E. Zurlnick
                                            Senior Vice President, Treasurer
                                            and Chief Financial Officer